American Century Investments®
Quarterly Portfolio Holdings
Focused International Growth Fund
August 31, 2024

Focused International Growth - Schedule of Investments
AUGUST 31, 2024 (UNAUDITED)

	Shares	Value ($)
COMMON STOCKS — 96.9%
Australia — 6.4%
CSL Ltd.	10,130	2,103,743
James Hardie Industries PLC(1)	41,710	1,555,910
NEXTDC Ltd.(1)	226,502	2,597,589
		6,257,242
Brazil — 1.3%
NU Holdings Ltd., Class A(1)	82,670	1,237,570
Canada — 2.3%
Canadian Pacific Kansas City Ltd.(2)	26,520	2,201,456
China — 2.3%
Tencent Holdings Ltd.	47,100	2,284,346
Denmark — 5.3%
Novo Nordisk AS, Class B	37,384	5,193,017
France — 7.6%
Air Liquide SA	14,349	2,678,212
Edenred SE	36,490	1,535,840
Schneider Electric SE	12,646	3,225,993
		7,440,045
Germany — 4.9%
Infineon Technologies AG	32,565	1,195,109
SAP SE	16,140	3,541,815
		4,736,924
Hong Kong — 2.0%
Techtronic Industries Co. Ltd.	142,000	1,902,630
India — 2.1%
MakeMyTrip Ltd.(1)	21,200	2,038,804
Indonesia — 2.4%
Bank Central Asia Tbk. PT	3,506,800	2,337,968
Ireland — 2.9%
ICON PLC(1)	8,630	2,779,378
Italy — 4.0%
Davide Campari-Milano NV	206,810	1,912,117
Ferrari NV	4,100	2,037,318
		3,949,435
Japan — 15.8%
Hitachi Ltd.	103,500	2,553,346
Keyence Corp.	5,900	2,834,475
NEC Corp.	24,000	2,127,018
NTT Data Group Corp.	115,200	1,756,841
Pan Pacific International Holdings Corp.	20,100	514,533
Shin-Etsu Chemical Co. Ltd.	44,000	1,947,800
Terumo Corp.	122,100	2,270,383
Tokio Marine Holdings, Inc.	37,300	1,419,432
		15,423,828
Netherlands — 7.9%
Adyen NV(1)	1,240	1,829,996
ASML Holding NV	3,680	3,318,749
DSM-Firmenich AG	18,930	2,584,347
		7,733,092
Spain — 2.1%
Iberdrola SA	142,850	2,026,850

Switzerland — 5.2%
Galderma Group AG(1)	9,426	912,879
Lonza Group AG	3,060	2,012,875
On Holding AG, Class A(1)	46,300	2,175,174
		5,100,928
Taiwan — 5.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	191,000	5,654,624
United Kingdom — 14.7%
AstraZeneca PLC	12,870	2,255,666
Barclays PLC	738,720	2,233,575
Haleon PLC	397,177	2,000,479
London Stock Exchange Group PLC	22,016	2,971,773
RELX PLC	63,000	2,940,848
Unilever PLC	30,170	1,955,807
		14,358,148
United States — 1.9%
CRH PLC	20,250	1,838,092
TOTAL COMMON STOCKS (Cost $73,445,827)		94,494,377
SHORT-TERM INVESTMENTS — 3.9%
Money Market Funds — 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class	7,267	7,267
Repurchase Agreements — 3.9%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.25%, 4/30/28, valued at $227,707), in a joint trading account at 5.28%, dated 8/30/24, due 9/3/24 (Delivery value $223,561)		223,430
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.125%, 1/15/33, valued at $2,770,378), at 5.31%, dated 8/30/24, due 9/3/24 (Delivery value $2,717,602)		2,716,000
TD Securities (USA) LLC, (collateralized by various U.S. Treasury obligations, 0.75% - 4.625%, 11/15/24 - 10/31/29, valued at $911,467), at 5.29%, dated 8/30/24, due 9/3/24 (Delivery value $893,525)		893,000
		3,832,430
TOTAL SHORT-TERM INVESTMENTS (Cost $3,839,697)		3,839,697
TOTAL INVESTMENT SECURITIES — 100.8% (Cost $77,285,524)		98,334,074
OTHER ASSETS AND LIABILITIES — (0.8)%		(780,623)
TOTAL NET ASSETS — 100.0%		$97,553,451

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	23.6%
Health Care	18.0%
Financials	13.9%
Industrials	13.2%
Materials	10.9%
Consumer Discretionary	6.9%
Consumer Staples	6.0%
Communication Services	2.3%
Utilities	2.1%
Short-Term Investments	3.9%
Other Assets and Liabilities	(0.8)%

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $346,406. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. At the period end, the aggregate value of the collateral held by the fund was $362,156, all of which is securities collateral.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Brazil	$1,237,570	—	—
India	2,038,804	—	—
Ireland	2,779,378	—	—
Switzerland	2,175,174	$2,925,754	—
United States	1,838,092	—	—
Other Countries	—	81,499,605	—
Short-Term Investments	7,267	3,832,430	—
	$10,076,285	$88,257,789	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.